UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 14, 2020

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

Item 5.07Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 14, 2020.  Of the 62,143,706 shares outstanding and entitled to vote, 56,655,367 shares were represented at the meeting, or a 91.17% quorum.  The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following ten individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2021, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Dorothy M. Ables	53,663,782	38,232	17,143	2,936,210

Sue W. Cole	52,899,591	810,013	9,553	2,936,210

Smith W. Davis	53,459,412	241,972	17,773	2,936,210

John J. Koraleski	52,943,128	758,277	17,752	2,936,210

C. Howard Nye	51,549,176	1,924,288	245,693	2,936,210

Laree E. Perez	52,260,876	1,440,770	17,511	2,936,210

Thomas H. Pike	53,599,914	100,964	18,279	2,936,210

Michael J. Quillen	52,689,369	1,010,521	19,267	2,936,210

Donald W. Slager	53,296,506	403,532	19,119	2,936,210

David J. Wajsgras	53,659,776	40,259	19,122	2,936,210

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2020.  The voting results for this ratification were 56,524,879 shares voted for; 112,461 shares voted against; and 18,027 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement.  The voting results for this approval were 51,131,253 shares voted for; 2,449,864 shares voted against; 138,040 shares abstained from voting; and there were 2,936,210 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: May 15, 2020	By:	/s/ Roselyn R. Bar
Roselyn R. Bar,
Executive Vice President, General Counsel and Corporate Secretary